                                                                   EXHIBIT 10.69

                           WAIVER AND FIRST AMENDMENT
                 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

      THIS WAIVER AND FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (the "Amendment") dated as of September 19, 2000 is to that Third Amended and Restated Credit Agreement dated as of June 30, 2000, (as may be subsequently amended and modified from time to time, the "Credit Agreement"; terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement), by and among SLEEPMASTER L.L.C., a New Jersey limited liability company (the "Borrower"), SLEEPMASTER HOLDINGS L.L.C., a New Jersey limited liability company (the "Parent") and those Domestic Subsidiaries of the Borrower as may from time to time become party thereto (together with the Parent, collectively, the "Guarantors"), the several banks and other financial institutions identified therein (the "Lenders") and FIRST UNION NATIONAL BANK, as administrative agent for the Lenders thereunder (in such capacity, the "Agent").

                              W I T N E S S E T H:

      WHEREAS, the Lenders have established a credit facility for the benefit of the Borrower pursuant to the terms of the Credit Agreement;

      WHEREAS, the Borrower has advised the Agent that it was unable to comply with certain of the financial covenants set forth in the Credit Agreement for the quarter ended June 30, 2000 and (i) requests that the Required Lenders waive any Default or Event of Default that has resulted from such noncompliance and
(ii) wishes to amend the Credit Agreement to modify certain provisions contained therein; and

      WHEREAS, the Required Lenders have agreed to (i) waive the Borrower's noncompliance with certain of the financial covenants of the Credit Agreement and (ii) amend the Credit Agreement on the terms and conditions hereinafter set forth;

      NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      A. Waiver. The Borrower has informed the Agent and the Lenders that it was unable to comply with (i) the Interest Coverage Ratio requirement set forth in
Section 5.9(b) of the Credit Agreement and (ii) the Minimum Consolidated EBITDA requirement set forth in Section 5.9(g) of the Credit Agreement, in each case, as of the last day of the fiscal quarter ended June 30, 2000 (the "Waiver Period"). The Borrower's failure to comply with each of Sections 5.9(b) and (g) of the Credit Agreement during the Waiver Period constitutes an Event of Default. The Required Lenders hereby grant a waiver of the above-referenced Events of Default.

      B. Amendment. The Credit Agreement is amended in the following respects:

      1. The definition of "Transaction Costs" in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

            "Transaction Costs" shall mean all costs and expenses incurred by the Credit Parties (i) in connection with the transactions closing as of the Closing Date and

            (ii) in connection with the acquisition of Simon Mattress Manufacturing Co., in all cases to the extent not capitalized on the balance sheet of the Parent in an aggregate amount not to exceed $6,500,000.

      2. The definition of "Applicable Percentage" in Section 1.1 of the Credit Agreement is hereby amended by deleting the second to last sentence thereof in its entirety and the following substituted therefor:

            The Applicable Percentages shall be based on Level I until the first Interest Determination Date occurring after December 31, 2000.

      3. The definition of "Consolidated Interest Expense" in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

            "Consolidated Interest Expense" means, for any period, all interest expense (excluding pay-in-kind interest) of the Borrower and its Subsidiaries on a consolidated basis including the interest component of Capital Lease Obligations, as determined in accordance with GAAP. For purposes of calculating (i) the Interest Coverage Ratio only, "Consolidated Interest Expense" shall include cash interest paid by the Parent in connection with the Existing Seller Debt and the Permitted Seller Debt and (ii) the Interest Coverage Ratio and the Fixed Charge Coverage Ratio only, "Consolidated Interest Expense" shall exclude the amendment fee paid by the Borrower in connection with the First Amendment.

      4. Section 1.1 of the Credit Agreement is hereby amended by adding the following definition of "First Amendment" thereto in the appropriate alphabetical order:

            "First Amendment" shall mean the Waiver and First Amendment to Third Amended and Restated Credit Agreement dated as of September 19, 2000 by and among the Borrower, the Guarantors, the Required Lenders and the Agent.

      5. Subsections 5.1(a), 5.1(b) and 5.1(c) are hereby deleted in their entirety and the following substituted therefor:

                  (a) Annual Financial Statements. As soon as available, but in any event within ninety (90) days after the end of each fiscal year of the Borrower, (i) a copy of the consolidated and consolidating balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such fiscal year and the related consolidated and consolidating statements of income and retained earnings and of cash flows of the Borrower and its consolidated Subsidiaries for such year, and a copy of the company-prepared balance sheet of the Parent as at the end of such fiscal year and the related statements of income and retained earnings and of cash flows of the Parent for such year, in the case of the statements of the Borrower and its consolidated Subsidiaries only, audited by a firm of independent certified public accountants of nationally recognized standing reasonably acceptable to the Required Lenders, setting forth in each case in comparative form the figures for the previous year, reported on without a "going concern" or like qualification or exception, or qualification indicating that the scope of the audit was inadequate to permit such independent certified public accountants to certify such financial statements without such qualification and (ii) company-prepared pro forma statements of income and calculations of Consolidated EBITDA of the Borrower and its consolidated Subsidiaries for such period (as if each Subsidiary of the Borrower as of such date were a Subsidiary of the Borrower as of the first day of such period) in each case, setting forth in comparative form consolidated and consolidating figures for the previous year;

                  (b) Quarterly Financial Statements. As soon as available and in any event within forty-five (45) days after the end of each of the fiscal quarters of the Borrower (other than at the end of a fiscal year, in which case 90 days after the end thereof), (i) a company-prepared consolidated balance sheet and a company-prepared consolidating balance sheet of the Borrower and its consolidated Subsidiaries and a company-prepared balance sheet of the Parent as at the end of such period and related company-prepared statements of income and retained earnings and of cash flows for the Borrower and its consolidated Subsidiaries and the Parent, respectively, for such quarterly period and for the portion of the fiscal year ending with such period, in each case, setting forth in comparative form consolidated and consolidating (in the case of the Borrower and its Subsidiaries) figures for the corresponding period or periods of the preceding fiscal year (subject to normal recurring year-end audit adjustments) and (ii) company-prepared pro forma statements of income and calculations of Consolidated EBITDA of the Borrower and its consolidated Subsidiaries for such quarterly period and for the portion of the fiscal year ending with such period (as if each Subsidiary of the Borrower as of such date were a Subsidiary of the Borrower as of the first day of such period) in each case, setting forth in comparative form consolidated and consolidating figures for the corresponding period or periods of the preceding fiscal year (subject to normal recurring year-end audit adjustments);

                  (c) Monthly Financial Statements. As soon as available and in any event within thirty (30) days after the end of each month (other than (x) at the end of a fiscal quarter, in which case 45 days after the end thereof and (y) at the end of a fiscal year, in which case 90 days after the end thereof), (i) a company-prepared consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such period and related company-prepared statements of income and retained earnings and of cash flows for the Borrower and its consolidated Subsidiaries for such monthly period and for the portion of the fiscal year ending with such period in each case setting forth in comparative form consolidated and consolidating figures for the corresponding period or periods of the preceding fiscal year (subject to normal recurring year-end audit adjustments and the absence of footnotes) and (ii) beginning with the period ended September 30, 2000, company-prepared pro forma statements of income and calculations of Consolidated EBITDA of the Borrower and its consolidated Subsidiaries for such period and for the portion of the fiscal year ending with such period (as if each Subsidiary of the Borrower as of such date were a Subsidiary of the Borrower as of the first day of such period), in each case setting forth in comparative form consolidated and consolidating figures for the corresponding period or periods of the preceding fiscal year (subject to normal recurring year-end audit adjustments and the absence of footnotes); and

      6. Subsection 5.9(a) is hereby deleted in its entirety and the following substituted therefor:

                  (a) Leverage Ratio. The Leverage Ratio, as of the last day of each fiscal quarter occurring during the periods indicated below, shall be less than or equal to the following:

                   Period                                       Ratio
                   ------                                       -----
July 1, 2000 through and including September 30, 2000        5.95 to 1.0

October 1, 2000 through and including March 31, 2001         5.75 to 1.0

April 1, 2001 through and including June 30, 2001            5.50 to 1.0

July 1, 2001 through and including September 30, 2001        5.15 to 1.0

October 1, 2001 through and including December 31, 2001      5.00 to 1.0

January 1, 2002 through and including December 31, 2002      4.25 to 1.0

January 1, 2003 and thereafter                               3.75 to 1.0

      7. Subsection 5.9(b) is hereby deleted in its entirety and the following substituted therefor:

                  (b) Interest Coverage Ratio. The Interest Coverage Ratio, as
            of the last day of each fiscal quarter occurring during the periods indicated below, shall be greater than or equal to the following:

                     Period                                       Ratio
                     ------                                       -----
July 1, 2000 through and including December 31, 2000           1.50 to 1.0

January 1, 2001 through and including June 30, 2001            1.60 to 1.0

July 1, 2001 through and including September 30, 2001          1.75 to 1.0

October 1, 2001 through and including December 31, 2001        1.85 to 1.0

January 1, 2002 through and including December 31, 2002        2.10 to 1.0

January 1, 2003 through and including December 31, 2003        2.50 to 1.0

January 1, 2004 and thereafter                                 2.75 to 1.0

      8. Subsection 5.9(c) is hereby deleted in its entirety and the following substituted therefor:

                  (c) Fixed Charge Coverage Ratio. The Fixed Charge Coverage
            Ratio, as of the last day of each fiscal quarter occurring during the periods set forth below, shall be greater than or equal to the following:

                   Period                                         Ratio
                   ------                                         -----
July 1, 2000 through and including September 30, 2000          1.00 to 1.0

October 1, 2000 through and including March 31, 2001           1.05 to 1.0

April 1, 2001 through and including December 31, 2002          1.10 to 1.0

January 1, 2003 through and including December 31, 2003        1.15 to 1.0

January 1, 2004 and thereafter                                 1.20 to 1.0

      9. Subsection 5.9(e) is hereby deleted in its entirety and the following substituted therefor:

                  (e) Senior Leverage Ratio. The Senior Leverage Ratio, as of
            the last day of each fiscal quarter occurring during the periods indicated below, shall be less than or equal to the following:

                   Period                                         Ratio
                   ------                                         -----
July 1, 2000 through and including September 30, 2000          3.25 to 1.0

October 1, 2000 through and including December 31, 2000        3.00 to 1.0

January 1, 2001 through and including June 30, 2001            2.75 to 1.0

July 1, 2001 through and including December 31, 2001           2.50 to 1.0

January 1, 2002 and thereafter                                 2.25 to 1.0

      10. Subsection 5.9(g) is hereby deleted in its entirety and the following substituted therefor:

                  (g) Minimum Consolidated EBITDA. Consolidated EBITDA, as of
            the last day of each fiscal quarter occurring during the periods indicated below for the twelve month period then ended, shall not be less than the following:

                    Period                                       Amount
                    ------                                       ------
July 1, 2000 through and including September 30, 2000          $50,000,000

October 1, 2000 through and including December 31, 2000        $51,000,000

January 1, 2001 through and including March 31, 2001           $52,000,000

April 1, 2001 through and including June 30, 2001              $53,000,000

July 1, 2001 through and including September 30, 2001          $55,000,000

October 1, 2001 through and including December 31, 2001        $57,000,000

January 1, 2002 through and including March 31, 2002           $58,000,000

April 1, 2002 through and including December 31, 2002          $60,000,000

January 1, 2003 through and including March 31, 2003           $62,000,000

April 1, 2003 through and including June 30, 2003              $64,000,000

July 1, 2003 through and including December 31, 2003           $66,000,000

January 1, 2004 through and including March 31, 2004           $68,000,000

April 1, 2004 through and including June 30, 2004              $70,000,000

July 1, 2004 through and including September 30, 2004          $72,000,000

October 1, 2004 through and including December 31, 2004        $74,000,000

January 1, 2005 through and including December 31, 2005        $75,000,000

January 1, 2006 and thereafter                                 $80,000,000

      11.   Schedule 3.24 is hereby deleted in its entirety and replaced with
            Schedule 3.24 set forth on Annex A attached hereto.

      C. To induce the Agent and the Lenders to enter into this Amendment, the Credit Parties hereby represent and warrant that (a) the representations and warranties contained in Article III of the Credit Agreement, as amended hereby are correct in all material respects on and as of the date hereof as though made on and as of such date and after giving effect to the amendments contained herein and (b) no Default or Event of Default exists on and as of the date hereof and after giving effect to the amendments contained herein.

      D. Except as expressly set forth herein, the waivers and amendments contained herein shall not constitute a waiver of any right, power or remedy of any Lender or the Agent under any of the Credit Documents, nor constitute a waiver or amendment of any other term or provision of the Credit Agreement or of any other Credit Document and all such terms and provisions of the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects. Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the

Credit Agreement, and each reference in the other Credit Documents to "the Credit Agreeement," "thereunder," "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

      E. This Amendment shall become effective upon satisfaction of the following conditions precedent:

                  (a) Execution of Amendment. The Agent shall have received
            counterparts of the Amendment, executed by a duly authorized officer of the Borrower, the Guarantors, the Required Lenders and the Agent.

                  (b) Amendment Fee. The Borrower shall have paid an amendment fee to each Lender party to this Amendment in the amount of 0.25% of such Lender's Commitment (as of the date hereof).

      F. The Guarantors acknowledge and consent to all of the terms and conditions of this Amendment and agree that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Credit Agreement or the other Credit Documents. The Guarantors further acknowledge and agree that the Guarantors have no claims, counterclaims, offsets, or defenses to the Credit Documents and the performance of the Guarantors' obligations thereunder or if the Guarantors did have any such claims, counterclaims, offsets or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished and released in consideration of the Required Lenders' execution and delivery of this Amendment.

      G. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

      H. This Amendment and the Credit Agreement, as amended hereby, shall be deemed to be contracts made under, and for all purposes shall be construed in accordance with the laws of the State of North Carolina.

      IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date and year first above written.

BORROWER:                     SLEEPMASTER L.L.C.,
                              a New Jersey limited liability company

                              By:___________________________________
                              Name:_________________________________
                              Title:________________________________


GUARANTORS:             SLEEPMASTER HOLDINGS L.L.C.,
                              a New Jersey limited liability company

                              By:___________________________________
                              Name:_________________________________
                              Title:________________________________


                              LOWER ROAD ASSOCIATES, L.L.C.,
                              a New Jersey limited liability company

                              By:___________________________________
                              Name:_________________________________
                              Title:________________________________


                              PALM BEACH BEDDING COMPANY,
                              a Florida corporation

                              By:___________________________________
                              Name:_________________________________
                              Title:________________________________


                              HERR MANUFACTURING COMPANY,
                              a Pennsylvania corporation

                              By:___________________________________
                              Name:_________________________________
                              Title:________________________________

                              SLEEPMASTER FINANCE CORPORATION,
                              a Delaware corporation

                              By:___________________________________
                              Name:_________________________________
                              Title:________________________________


                              STAR BEDDING PRODUCTS,
                              a New Brunswick corporation

                              By:___________________________________
                              Name:_________________________________
                              Title:________________________________


                              ADAM WUEST CORPORATION,
                              a Delaware corporation

                              By:___________________________________
                              Name:_________________________________
                              Title:________________________________


                              SIMON MATTRESS MANUFACTURING CO.
                              a California corporation

                              By:___________________________________
                              Name:_________________________________
                              Title:________________________________


                              CRESCENT SLEEP PRODUCTS COMPANY
                              a Delaware corporation

                              By:___________________________________
                              Name:_________________________________
                              Title:________________________________

AGENTS AND LENDERS:           FIRST UNION NATIONAL BANK,
                              as Administrative Agent and as a Lender


                              By:____________________________________
                              Name:
                              Title:

                           [signature pages continue]

                              HELLER FINANCIAL, INC.


                              By:____________________________________
                              Name:
                              Title:

                           [signature pages continue]

                              IBJ WHITEHALL BANK & TRUST COMPANY

                              By:____________________________________
                              Name:
                              Title:

                           [signature pages continue]

                              FIFTH THIRD BANK


                              By:____________________________________
                              Name:
                              Title:

                           [signature pages continue]

                              FIRSTAR BANK, N.A.


                              By:____________________________________
                              Name:
                              Title:

                           [signature pages continue]

                              FIRSTRUST BANK


                              By:____________________________________
                              Name:
                              Title:

                           [signature pages continue]

                              GMAC BUSINESS CREDIT, LLC


                              By:____________________________________
                              Name:
                              Title:

                           [signature pages continue]

                              WACHOVIA BANK, N.A.


                              By:____________________________________
                              Name:
                              Title:

                           [signature pages continue]

                              SUNTRUST BANK


                              By:____________________________________
                              Name:
                              Title:

                           [signature pages continue]

                                    CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, as trustee of the Antares Funding Trust created under the Trust Agreement dated as of November 30, 1999


                                    By:____________________________________
                                    Name:
                                    Title:

                           [signature pages continue]

                                    ANTARES CAPITAL CORPORATION


                                    By:____________________________________
                                    Name:
                                    Title:

                           [signature pages continue]

                                    VAN KAMPEN SENIOR FLOATING RATE FUND
                                    By: Van Kampen Investment Advisory Corp.


                                    By:____________________________________
                                    Name:
                                    Title:

                           [signature pages continue]

                                    VAN KAMPEN SENIOR INCOME TRUST
                                    By: Van Kampen Investment Advisory Corp.



                                    By:____________________________________
                                    Name:
                                    Title:

                           [signature pages continue]

                                    KZH SHOSHONE LLC


                                    By:____________________________________
                                    Name:
                                    Title:

                           [signature pages continue]

                                    OPPENHEIMER SENIOR FLOATING RATE FUND


                                    By:____________________________________
                                    Name:
                                    Title:

                           [signature pages continue]

                                    MORGAN STANLEY DEAN WITTER PRIME
                                     INCOME TRUST


                                    By:____________________________________
                                    Name:
                                    Title:

                           [signature pages continue]

                                    U.S. BANK, NATIONAL ASSOCIATION


                                    By:____________________________________
                                    Name:
                                    Title:

                           [signature pages continue]

                                    VAN KAMPEN CLO I, LIMITED


                                    By:____________________________________
                                    Name:
                                    Title:

                           [signature pages continue]

                                    VAN KAMPEN CLO II, LIMITED


                                    By:____________________________________
                                    Name:
                                    Title:

                           [signature pages continue]

                                    ALLSTATE LIFE INSURANCE COMPANY


                                    By:____________________________________
                                    Name:
                                    Title:

                           [signature pages continue]

                                    AIMCO CDO SERIES 2000-A


                                    By:____________________________________
                                    Name:
                                    Title:

                           [signature pages continue]

                                    SENIOR DEBT PORTFOLIO
                                    By: Boston Management and Research,
                                         as Investment Advisor


                                    By:____________________________________
                                    Name:
                                    Title:

                           [signature pages continue]

                                    EATON VANCE SENIOR INCOME TRUST
                                    By: Eaton Vance Management,
                                    as Investment Advisor


                                    By:____________________________________
                                    Name:
                                    Title:

                           [signature pages continue]

                                    EATON VANCE INSTITUTIONAL
                                    SENIOR LOAN FUND
                                    By: Eaton Vance Management,
                                    as Investment Advisor


                                    By:____________________________________
                                    Name:
                                    Title:

                           [signature pages continue]

                                    OXFORD STRATEGIC INCOME FUND
                                    By: Eaton Vance Management,
                                    as Investment Advisor


                                    By:____________________________________
                                    Name:
                                    Title:

                           [signature pages continue]

                                    APEX (IDM) CDO I, LTD.


                                    By:____________________________________
                                    Name:
                                    Title:

                           [signature pages continue]

                                    CERES II FINANCE LTD.
                                    By: INVESCO Senior Secured Management, Inc.
                                    as Sub-Managing Agent (Financial)


                                    By:____________________________________
                                    Name:
                                    Title:

                           [signature pages continue]

                                    AMARA 2 FINANCE, LTD.
                                    By: INVESCO Senior Secured Management, Inc.
                                    as Subadvisor


                                    By:____________________________________
                                    Name:
                                    Title:

                           [signature pages continue]

                                    AERIES FINANCE-II, LTD.
                                    By: INVESCO Senior Secured Management, Inc.
                                    as Sub-Managing Agent


                                    By:____________________________________
                                    Name:
                                    Title:

                           [signature pages continue]

                                    AVALON CAPITAL LTD. LTD. 2
                                    By: INVESCO Senior Secured Management, Inc.
                                    as Portfolio Advisor


                                    By:____________________________________
                                    Name:
                                    Title:

                           [signature pages continue]

                                    MASSACHUSETTS MUTUAL LIFE INSURANCE
                                    COMPANY, by David L. Babson & Company Inc., as Investment Advisor


                                    By:____________________________________
                                    Name:
                                    Title:

                           [signature pages continue]

                                    MAPLEWOOD (CAYMAN) LIMITED,
                                    By:  David L. Babson & Company Inc.,
                                    Under delegated authority from Massachusetts
                                    Mutual Life Insurance Company, as Investment
                                    Manager


                                    By:____________________________________
                                    Name:
                                    Title:

                           [signature pages continue]

                                    ELC (CAYMAN) LTD. 2000-1


                                    By:____________________________________
                                    Name:
                                    Title:

                           [signature pages continue]

                                    EATON VANCE CDO II, LTD.
                                    By: Eaton Vance Management,
                                    as Investment Advisor


                                    By:____________________________________
                                    Name:
                                    Title:

                           [signature pages continue]

                                    EATON VANCE CDO III, LTD.
                                    By: Eaton Vance Management,
                                    as Investment Advisor


                                    By:____________________________________
                                    Name:
                                    Title:

                           [signature pages continue]

                                    ANTARES CAPITAL CORPORATION


                                    By:____________________________________
                                    Name:
                                    Title:

                           [signature pages continue]

                                    ANTARES FUNDING, L.P.


                                    By:____________________________________
                                    Name:
                                    Title:

                                                                         Annex A

                                  Schedule 3.24

                                  EBITDA LEVELS

                                  ---------------------------------------------------  ---------
         ($ in 000s)                1999                                                 2000
                                  ---------------------------------------------------  ---------
                                    First       Second        Third       Fourth         First
                                   Quarter      Quarter      Quarter      Quarter       Quarter
                                  ---------    ---------    ---------    ---------     ---------
Simon Unadjusted EBITDA            $ 1,361      $ 1,289      $ 2,286      $   548       $   792

Sleepmaster Unadjusted EBITDA        7,596        7,664        9,918        7,424         7,539

Crescent Unadjusted EBITDA           3,795        4,470        4,905       (3,929)        3,872
                                   -------      -------      -------      -------       -------

Total Unadjusted EBITDA             12,752       13,423       17,109        4,043        12,203

================================================================================================